Exhibit 99.2

ENDEAVOR

UFC

Disclaimer (1/2)

Cautionary Statement Regarding Forward-Looking Statements

This communication, and oral statements made from time to time by our representatives may contain, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements generally include statements regarding the potential transaction between Endeavor Group Holdings, Inc. ("Endeavor") and WWE ("WWE"), including statements regarding the expected timetable for completing the potential transaction, the ability to complete the potential transaction, expected synergies, impacts and benefits of the potential transaction, projected financial information, future opportunities, and other statements regarding the combined company's ("NewCo") and WWE's future expectations, beliefs, plans, objectives, results of operations, financial condition and cash flows, or future events or performance. Statements that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, the expected market opportunity, growth, financial performance, realizable synergies and closing of the transaction. All statements other than statements of historical facts contained in this communication may be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "will," "outlook", "should," "expects," "plans," "anticipates," "could," "intends," "targets," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these terms or other similar expressions. The forward-looking statements in this communication are only predictions. Endeavor and WWE management have based these forward-looking statements largely on their current expectations and projections about future events and financial trends that management believes may affect its business, financial condition and results of operations. These statements are neither promises nor guarantees and involve known and unknown risks, uncertainties and other important factors that may cause actual results, performance or achievements to be materially different from what is expressed or implied by the forward-looking statements, including, but not limited to: the transaction will not be consummated; there may be difficulties with the integration and in realizing the expected benefits of the transaction; Endeavor and WWE may need to use resources that are needed in other parts of its business to do so; there may be liabilities that are not known, probable or estimable at this time; the transaction may result in the diversion of management's time and attention to issues relating to the transaction and integration; expected synergies and operating efficiencies attributable to the transaction may not be achieved within its expected time-frames or at all; there may be significant transaction costs and integration costs in connection with the transaction; unfavorable outcome of legal proceedings that may be instituted against WWE and Endeavor following the announcement of the transaction; and risks inherent to the business may result in additional strategic and operational risks, which may impact Endeavor's, NewCo's and WWE's risk profiles, which each company may not be able to mitigate effectively. In addition, a number of important factors could cause the Endeavor's or NewCo's actual future results and other future circumstances to differ materially from those expressed in any forward-looking statements, including but not limited to those important factors discussed in Part I, Item 1A "Risk Factors" in Endeavor's or WWE's respective Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as any such factors may be updated from time to time in its other filings with the Securities and Exchange Commission (the "SEC"), accessible on the SEC's website at www.sec.gov, Endeavor's investor relations site at investor.endeavorco.com and WWE's investor relations site at corporate.WWE.com. Forward-looking statements speak only as of the date they are made and, except as may be required under applicable law, neither Endeavor nor Whale undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Important Information For Investors And Stockholders

This communication is for informational purposes only and is not intended to, and does not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any issuance or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the transaction, NewCo expects to file a registration statement on Form S-4 with the SEC, which will include an information statement of WWE and a preliminary prospectus of NewCo. After the registration statement is declared effective, WWE will mail to its stockholders a definitive information statement that will form part of the registration statement on Form S-4. This communication is not a substitute for the information statement/prospectus or registration statement or for any other document that WWE may file with the SEC and send to its stockholders in connection with the transaction. investors and security holders of wwe are urged to read the information statement/prospectus and other documents that will be filed with the sec carefully and in their entirety when they become available because they will contain important information. Investors and security holders will be able to obtain free copies of the information statement/prospectus (when available) and other documents filed with the SEC by WWE through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by WWE will be available free of charge on WWE's website at http://www.WWE.com/investors.

Disclaimer (2/2)

Non-GAAP Financial Information

In addition to the financials presented in accordance with U.S. generally accepted accounting principles ("GAAP"), this presentation, and the accompanying oral presentation, include certain non-GAAP financial information. Non-GAAP metrics have limitations as analytical tools and you should not consider them in isolation or as a substitute for or superior to the most directly comparable financial measures prepared in accordance with U.S. GAAP. There are a number of limitations related to the use of non-GAAP metrics versus their nearest GAAP equivalents. Other companies, including those in Endeavor's and WWE's industry, may calculate non-GAAP metrics differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the non-GAAP metrics used in this presentation as tools for comparison. Endeavor and WWE urge you to review the reconciliations of these non-GAAP metrics to the most directly comparable GAAP financial measures, and not to rely on any single financial measure to evaluate Endeavor and WWE and their business. See the Appendix for a reconciliation between each non-GAAP metric and the most comparable GAAP measure. In addition, the companies also present certain GAAP and non-GAAP financial measures on a "combined" basis. The combined GAAP information and the combined non-GAAP financial measures presented herein combine stand-alone UFC and WWE results for the periods presented.

Market Data and Industry Information

Market data and industry information used throughout this presentation are based on managements' knowledge of the industry and the good faith estimates of Endeavor's and WWE's management. Endeavor and WWE also relied, to the extent available, upon management's review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although Endeavor and WWE believe that these sources are reliable, they cannot guarantee the accuracy or completeness of this information, and they have not independently verified this information. While Endeavor and WWE believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from managements' estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by Endeavor and WWE or any of their affiliates as to the accuracy of any such statements or projections. Projections, assumptions and estimates of NewCo's future performance and the future performance of the industry in which it will operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in Endeavor's and WWE's estimates and beliefs and in the estimates prepared by independent parties.

Transaction Rationale

NewCo is a pure-play IP ownership company operating in some of the most attractive parts of the fast-growing global sports and entertainment ecosystem

UFC and WWE are two complementary, iconic companies with leading brands in their respective categories

Opportunity to own two global sports and entertainment leaders in a single company

Endeavor flywheel creates multiple additional avenues for future growth

Endeavor has shown a track record of value creation across UFC and other strategic acquisitions and built a deep history and trusted partnership with WWE over the past two decades

Highly attractive financial profile including expected double-digit revenue growth opportunity, high Adjusted EBITDA margins and free cash flow generation at scale

Note: Revenue growth figures based on FY2019 – FY2022 CAGR. Adj. EBITDA margin based on FY2022

Transaction Overview

Endeavor to form a $21B+ global pure-play live sports and entertainment company comprised of UFC and WWE

UFC, which is owned by Endeavor, and WWE will form NewCo, a new publicly-listed company that is expected to trade on the NYSE

NewCo to be 51% owned by Endeavor and 49% owned by WWE shareholders

NewCo to be capitalized with $150M cash at closing, Endeavor (from UFC) and WWE are permitted to retain certain excess cash as part of the closing and, public shareholders of NewCo are expected to receive a post-closing dividend

Board of Directors composed of 11 seats total:
6 seats nominated by Endeavor, 5 seats nominated by WWE, each of which will include 3 independent directors

NewCo financials to be consolidated by Endeavor

Transaction anticipated to close by the end of 2023


Endeavor Shareholders
100% Ownership
WWE Shareholders
49% Ownership
ENDEAVOR
PUBLIC COMPANY
51% Ownership
NewCo
NEW PUBLIC COMPANY

Transaction structure simplified for illustrative purposes

NewCo Transaction Crystalizes Value Creation at UFC Since Acquisition


2016 Enterprise Value[1]
Today's Enterprise Value
Combined NewCo Enterprise Value[2]
$21.4B
$9.3B
$12.1B
$4.1B
$12.1B
UFC
UFC
UFC + W

Transaction Valuation Summary

	UFC	WWE
Enterprise Value[2]	$12.1B	$9.3B
Less Net Debt[3]	($2.7B)	($0.3B)
Equity Value	$9.4B	$9.0B
FDSO[4]	466.1M	85.1M
Contribution Price	$20.15 / Share	$105.98[5] / Share

Notes: Financial Information used derived from public filings.

1. Enterprise value based on EDR total purchase price for UFC, including contingent consideration of $224M
2. Enterprise value defined as equity value plus net debt (including cash, debt, finance leases, investments, minority interest); Equity value determined by the relative contribution values of WWE and UFC to NewCo
3. Net debt figures represent 12/31/2022 balance sheet figures, adjusted for combined cash contributions by each of UFC / EDR and WWE
4. UFC FDSO based on Endeavor's basic shares as of 01/31/2023 and dilutive securities as of 12/31/2022, as reported in the 10-K for the year ended December 31, 2022 (representing a hypothetical FDSO if UFC was spun out of Endeavor with identical capital structure as Endeavor) based on a EDR reference share price as of 03/31/2023. WWE FDSO based on WWE's basic shares as of 01/31/2023 , as reported in the 10-K for the year ended December 31, 2022, and dilutive securities as of 03/31/2023, including dilution for market value of WWE convertible note
5. Before any post-closing dividend

Path to Substantial Value Creation Tracks UFC Precedent


Net Operating Synergies[1]
+
Domestic and International Rights
+
Endeavor Flywheel
Illustrative WWE Adj. EBITDA (Pre Synergies)
Illustrative WWE Adj. EBITDA (Post Synergies)

Note:
1. Net operating synergies defined as expected cost savings post transaction close, less incremental management fee payable to Endeavor


FRIEZE
NFL
UFC

ENDEAVOR

AN INTEGRATED GLOBAL SPORTS AND ENTERTAINMENT COMPANY

Global Portfolio of Premium Owned Assets and Integrated Set of Capabilities

Powered by 11,000+ employees across more than 30 countries[1]

Owned IP

NewCo
- WWE
- UFC
- PBR
- Euroleague Basketball
- Mutua Madrid Open
- miami open presented by Itaú
- Winter Wonderland
- NYFW
- frieze
- Barrett-Jackson, World's Greatest Collector Car Auctions

Represented IP[2]

- The Championships Wimbledon
- MLS
- Premier League
- All-Star Game
- Olympics
- Super Bowl LVII
- Final Four

Complementary Capabilities

- WME
- IMG
- One Sixty Ninety
- IMG Licensing
- On Location
- Endeavor Streaming
- IMG Arena
- OpenBet
- Asylum
- FILM45

Note:
1. Employee and country information as of 12/31/2022
2. Owned and represented IP may include certain assets acquired after 12/31/2022

Well Positioned Across Fast-Growing End Markets

SPORTS DEALS HIGHLIGHT THE VALUE OF PREMIUM RIGHTS

2.8x

Average Annual Value Rights Growth
(NFL, NBA, NHL, MLS)

CONCERTS AND LIVE EVENTS GROWTH PROPELLED BY NEW DEMAND PARADIGM

12%

YoY Growth in Live Sports and Concerts Spend CAGR
(CY2019-CY2022)

PREMIUM CONTENT IN HIGH DEMAND

10%

Global Content Spend CAGR
(CY2023-CY2025)

GROWTH IN ONLINE AND OFFLINE SPORTS WAGERING

13%

Global Gross Gaming Revenue CAGR
(CY2021-CY2025)

Source: S&P Global (Kagan), Public Information, MSER AlphaWise Survey, MSER, American Gaming Association, Box Office Mojo

Connected Segments Drive Powerful Growth Across The Endeavor Flywheel

Owned Sport Properties
Delivering Engaging Live Sports Entertainment to the Masses

- UFC posted record revenues, **21 consecutive sell-outs and its best sponsorship year ever in 2022**
- **Announced new UFC Performance Institute in Mexico**, building on success in Las Vegas and China

NewCo UFC Euroleague Basketball

Events, Experiences and Rights
Bringing Sports and Lifestyle Events to Fans

- Super Bowl LVI results in On Location's **largest ever hospitality event**
- Madrid Open hosts a record **300,000 attendees**
- **Record deals** for Big 10, EuroLeague, Cricket South Africa and Wimbledon

On Location Endeavor Streaming IMG Mutua Madrid Open miami open

Representation
Connecting the Most Influential Talent, Brands and Platforms

- WME Sports up **10 spots in Forbes' most valuable agency list**
- Talent deals for more than **310 scripted series**, clients in **5 of 10 top films**
- Booked more than **40,000 live music engagements** in 2022

WME FILM45 One Sixty Ninety IMG Licensing ASYLUM

Sports Data and Technology
Deepening Penetration in the High Growth Sports Betting Market

- **Closed OpenBet acquisition**, creating a true, end-to-end betting solution
- Plan to report new reporting segment in Q1 2023 to **increase financial disclosure and transparency**

OpenBet IMG ARENA

Note: Certain assets acquired after 12/31/2022

Strong Execution Since IPO

Strong Financial Performance

$5.3B FY2022A Revenue

$1.2B FY2022A Adj. EBITDA

22% FY2022A Adj. EBITDA Margin

Flexible Capital Allocation

Accretive Strategic M&A

UFC, Mutua Madrid Open, Barrett-Jackson, OpenBet, Mailman, Seven League

Divestitures

Endeavor Content

Deleveraging

Net Leverage ~3.8x at YE FY2022[1]

(2.8x Combined NewCo)[2]

Complementary Relationship with NewCo

WWE + UFC

51% Control Shareholder

NewCo Augments Endeavor's Existing Business

WME, IMG Licensing, One Sixty Ninety, On Location, Endeavor Streaming, OpenBet, FILM45, IMG Arena, Asylum

Notes: Adjusted EBITDA, Adjusted EBITDA margin and Net Leverage are non-GAAP financial measures. For reconciliations to the closest applicable GAAP measures, please see appendix.
1. Net leverage based on company filing as of 12/31/2022, down from 6.0x LTM leverage at time of IPO
2. Combined Endeavor and WWE net leverage as of 12/31/2022

Scaled and Diverse Revenue Mix with Strong Cash Flow Generation and a Healthy Balance Sheet

FY2022 Revenue

Total: $5.3B[1]

$M; % of Total


$1,332
25%
$1,512
29%
$2,452
46%
OSP
Representation
Events, Experiences and Rights

15%
FY2019 – FY2022 Revenue Growth

FY2022 Adj. EBITDA[2]

Total: $1.2B

$M; % of Total


$648
44%
$470
32%
$344
24%
OSP
Representation
Events, Experiences and Rights

22%
FY2022 Adj. EBITDA Margin

59%
FY2019-FY2022 Adj. EBITDA Growth

Balance Sheet

Net Leverage[3]


4.8x
3.8x
2021
2022

$4.5B
12/31/2022 Net Debt

Source: As of 12/31/2022
Notes: Endeavor historical financials.
1. Includes $28M of eliminations
2. Adjusted EBITDA, Adjusted EBITDA margin and Net Leverage are non-GAAP financial measures. For reconciliations to the closest applicable GAAP measures, please see appendix. $1.2B Adj. EBITDA includes $297M of corporate expenses. Adj. EBITDA chart mix does not include corporate expenses.
3. Based on LTM Adj. EBITDA 12/31/2021 and 12/31/2022

How Endeavor Creates Value For Stakeholders

Endeavor Has Delivered Double-Digit Revenue and Adj. EBITDA Growth[1] On the Strength of its Asset Mix, Operational Capabilities and Position Within the Sports and Entertainment Value Chain

Commitment to Prudent Balance Sheet Management and Flexible Capital Allocation De-Risks the Path Forward

Seasoned Management Team That Has a Demonstrable Track Record of Successful Strategic, Operational and Financial Execution

NewCo Presents Another Opportunity to Drive Meaningful Synergies Across the Company by Leveraging the Endeavor Flywheel

Note:
1. Based on FY2017-FY2022 historical financials

Forming an Iconic Sports and Entertainment Company with a Large Global Fan Base

UFC


ADJ. EBTIDA[1]
$0.3B
FY2017
2X+ GROWTH
$0.6B
FY2022

OVER 1.5X GROWTH
FY2017-FY2022 REVENUE

40+	900M+	170+	700M+
Annual Events	Households Reached	Countries	Global Fans

WWE


ADJ. EBTIDA[1]
$0.1B
FY2017
~3X GROWTH
$0.4B
FY2022

OVER 1.5X GROWTH
FY2017-FY2022 REVENUE

200+	1B+	180+	1.2B+
Annual Events	Households Reached	Countries	Global Fans

Note:
Annual Events, Countries, Households, Global Fans as of FY2022. Global Fans as per YouGov.
1. Adj. EBITDA is a Non-GAAP financial measures. For a reconciliation to the closest applicable GAAP measure, please see the appendix.

Opportunity to Own Two Global Sports and Entertainment Leaders in a Single Company


5%
Consumer Products
11%
Live Events
13%
Sponsorship
71%
Media
UFC

$1.1B
FY2022 Revenue


10%
Consumer Products
10%
Live Events
5%
Sponsorship
75%
Media

$1.3B
FY2022 Revenue

- Must-watch, live and original content
- Large, young and diverse fan bases
- Best-in-class monetization across media, live events, sponsorships and consumer products
- Upcoming media rights renewals at both companies

Note: Figures for UFC and WWE are for FY2022. WWE Media and Live Events excluding Sponsorship and Advertising revenue.

Value of Sports and Live Entertainment Continues to Accelerate

GLOBAL LIVE SPORTS REVENUE


6% CAGR
8% CAGR
$51B
$60B
$74B
FY2019
FY2022
FY2025

GLOBAL SPORTS MEDIA REVENUE


7% CAGR
8% CAGR
$40B
$50B
$62B
FY2019
FY2022
FY2025

GLOBAL SPORTS SPONSORSHIP REVENUE


8% CAGR
9% CAGR
$53B
$67B
$87B
FY2019
FY2022
FY2025

Note: 2019 historical figures. 2022 and 2025 forecasted figures. Based on third party market data.

NewCo Has Differentiated Attributes Among Peers in a Large, Global and Growing Segment

	NBA / MLB / NHL / NFL / Premier League	F1	UFC / WWE
High Engagement	✓ ✗	✓	✓
Global Growth	✓ ✗	✓	✓
Young and Diverse Fans	✓ ✗	✓	✓
Control of All Rights	✗	✓	✓
Lack of Teams / Team Owners	✗	✗	✓
Year-Round Content	✗	✗	✓

Note: Entities listed above reflect a small sample of overall sports and entertainment players

Leveraging Endeavor's Capabilities to Drive Value of Both Assets

Endeavor and WWE have **built a deep history and trusted partnership**

Attractive rights portfolio with **highly contracted revenue base and visible growth** further supported by **upcoming domestic** and **international media rights renewals**

More **content, live events, sponsorship** and **licensing opportunities**

Distribution agnostic with **unique direct-to-consumer go-to-market opportunities**

Cross-promotion to **drive brand awareness** and **deepen penetration across global fan base**

MULTIPLE AVENUES FOR FUTURE GROWTH

- MAXIMIZE MEDIA RIGHTS VALUE
- ENHANCE SPONSORSHIP OPPORTUNITIES
- ACCELERATE BRAND AND TALENT PLACEMENT, PRODUCT LICENSING
- DEVELOP NEW FORMS OF CONTENT

Leveraging Endeavor's Flywheel to Drive Value Creation

As evidenced by UFC success

	WHAT WE ACHIEVED UFC	WHAT WE BROUGHT ENDEAVOR CAPABILITIES
GLOBAL FAN BASE EXPANSION	+75M Fan Base Growth Since Jan-2021	Entered new markets (France), investment in local stars (China, Mexico), strong content promotion
DOMESTIC MEDIA RIGHTS	Meaningful AAV Growth Since Prior Contract	Broad and strong relationships to maximize value from U.S. rights
INTERNATIONAL MEDIA RIGHTS	100%+ AAV Growth[1] Since IPO	Leader in international rights with 30+ IMG Media offices and global sales force enhancing global rights value
SPONSORSHIPS	3x+ Sponsorship Revenue Since 2017	Global sales force with deep relationships with major brands worldwide

Note: Figures are as of FY2022. AAV refers to Average Annual Value. Fan base grew from 625M in Jan-2021 to 700M+ today (source: YouGov).
1. Calculated as the simple average of AAV increase by territory, which compares AAV of previous media rights deals to AAV of new media rights deal for each territory.

Leveraging Endeavor's Flywheel to Drive Value Creation

As evidenced by UFC success

	WHAT WE ACHIEVED UFC	WHAT WE BROUGHT ENDEAVOR CAPABILITIES
SITE FEES / GRANTS	Abu Dhabi, Atlantic City, Melbourne, Newark, Perth, Salt Lake City, Singapore	One of the most globally diverse event operators in the world with hundreds of events per year
TICKETING / PREMIUM HOSPITALITY	3x UFC VIP Guests Q3'2021 - Q4'2022	Strong capabilities in packaging premium hospitality experiences for many marquee sports and music events (NFL Super Bowl, The Olympics, NCAA Final Four)
TECHNOLOGY	New Tech Stack New Design UFC FIGHT PASS	Significant customer touchpoints, third-party data sources and in-house team of 70+ data scientists to provide insights & analytics
OPERATIONAL IMPROVEMENTS	~$70M Run-rate Operating Synergies 2 years post-UFC acquisition	Benefit from integration within Endeavor global infrastructure

Operating Synergy Opportunity

$1B combined cost base (excluding COGS), of which ~50% appears highly addressable

Expected **$50-100M long-term annualized run-rate** net operating synergies

Majority of expected net operating synergies supported by anticipated significant operational efficiencies

Successful track record of realizing operating synergies from prior transactions

Key Financials

Attractive combined financial profile and healthy balance sheet, prior to expected net operating synergies and revenue opportunities

$2.4B
Revenue
(FY2022)

10%
Revenue Growth
(FY2019 – FY2022 CAGR)

$1.0B
Adj. EBITDA[1]
(FY2022)

61%
FCF[3] Conversion[4]
(FY2022)

70%+
Contracted Revenue[2]
(FY2022)

20%
Adj. EBITDA[1] Growth
(FY2019 – FY2022 CAGR)

42%
Adj. EBITDA Margin[1]
(FY2022)

2.5x
Net Leverage[5]
(FY2022)

Note: Figures as of FY2022. For a reconciliation of Non-GAAP financial measures to the closest applicable GAAP measure, please see the appendix

1. Adjusted EBITDA and Adjusted EBITDA margin are Non-GAAP financial measures.
2. Contracted revenue percentage represents the portion of total 2022 revenue made up of fixed fee contracts primarily consisting of media rights, sponsorship, consumer products and site fees
3. Free Cash Flow is a Non-GAAP financial measure. FCF defined as cash provided by operating activities less cash used for capital expenditures.
4. FCF conversion is a Non-GAAP financial measure. FCF Conversion defined as FCF/ Adj. EBITDA.
5. Net leverage is a Non-GAAP financial measure. Net leverage based on LTM Adj. EBITDA 12/31/2022. WWE's cash include cash and cash equivalents and short-term investments, net. WWE's debt includes finance and mortgage leases.

NewCo Capital Allocation Opportunities

Anticipated strong cash flow generation and healthy balance sheet allowing for flexible capital allocation policy

ORGANIC INVESTMENTS

CONTINUED DELEVERAGING

OPPORTUNISTIC CAPITAL RETURN

DISCIPLINED M&A

Framing the NewCo Investment Opportunity

CATEGORY-DEFINING BRANDS BETTER TOGETHER

Combines two iconic companies with unique, live and premium content

GLOBAL FAN BASE, SCALE AND REACH

Over 700M UFC and 1.2B WWE global fans consuming content across multiple platforms

DIFFERENTIATED AND ATTRACTIVE VALUE PROPOSITION

Opportunity to create pure-play sports and entertainment company

SEIZE FUTURE OPPORTUNITIES

Leveraging Endeavor flywheel to drive greater media rights, live events, sponsorships and licensing opportunities

CLEAR PATH TO EXECUTE ON SYNERGIES

Realizable anticipated net operating synergies ($50-100M) with multiple avenues for future growth

STRONG FINANCIAL PROFILE

Double-digit revenue growth[1], 40%+ Adj. EBITDA margins[2], 60%+ FCF[3] conversion[4], 2.5x net leverage[5] with enhanced credit profile

Notes: Figures as of FY2022. Global Fans as per YouGov.

1. Revenue growth figures based on FY2019 – FY2022 CAGR.
2. Adj. EBITDA margin based on FY2022. Adj. EBITDA margins are Non-GAAP financial measures. For a reconciliation to the closest applicable GAAP measure, please see the appendix.
3. FCF defined as Cash Flow from Operations – Capital Expenditures.
4. FCF conversion defined as FCF/ Adj. EBITDA.
5. Net leverage based on LTM Adj. EBITDA 12/31/2022

Seasoned Management Team with a Proven Track Record



Ariel Emanuel
Endeavor and NewCo, CEO



Vince McMahon
NewCo, Executive Chairman



Mark Shapiro
Endeavor and NewCo, President and COO



Jason Lublin
Endeavor, CFO



Andrew Schleimer
NewCo, CFO



Dana White
UFC, President



Lawrence Epstein
UFC, COO



Nick Khan
WWE, President

APPENDIX

UFC and WWE: Adjusted EBITDA and Free Cash Flow

GAAP to Non-GAAP Reconciliations | $ Millions

	UFC			WWE			COMBINED		
	Years Ended December 31,			Years Ended December 31,			Years Ended December 31,		
	2017	2019	2022	2017	2019	2022	2017	2019	2022
Net (loss) income	$ (160.6)	$ 64.0	$ 389.0	$ 32.6	$ 77.1	$ 195.6	$ (128.0)	$ 141.1	$ 584.6
Provision for income taxes	23.9	13.1	14.3	31.4	17.6	68.8	55.3	30.7	83.1
Interest expense, net	110.2	127.8	139.6	14.7	26.1	21.2	124.9	153.9	160.8
Depreciation and amortization	240.4	142.1	60.0	26.0	34.1	37.3	266.4	176.2	97.3
Equity-based compensation expense	13.3	38.9	23.7	24.2	29.4	34.9	37.5	68.3	58.6
Merger, acquisition and earn-out costs	7.2	0.4	—	—	—	—	7.2	0.4	—
Certain legal costs	13.7	8.4	0.8	5.6	—	—	19.3	8.4	0.8
Restructuring, severance and impairment	2.0	—	—	4.7	—	—	6.7	—	—
Other	7.1	7.4	1.3	(3.1)	(4.3)	26.8	4.0	3.1	28.1
Adjusted EBITDA	$ 257.2	$ 402.1	$ 628.7	$ 136.1	$ 180.0	$ 384.6	$ 393.3	$ 582.1	$ 1,013.3
Net income margin			34.1%			15.1%			24.0%
Adjusted EBITDA margin			55.1%			29.8%			41.7%
Net cash provided by operating activities	$ 143.9	$ 321.9	$ 501.7	$ 96.6	$ 121.7	$ 325.6	$ 240.5	$ 443.6	$ 827.3
Cash used for capital expenditures	(32.3)	(39.5)	(12.4)	(24.7)	(69.1)	(199.9)	[1] (57.0)	(108.6)	(212.3)
Free Cash Flow	$ 111.6	$ 282.4	$ 489.3	$ 71.9	$ 52.6	$ 125.7	$ 183.5	$ 335.0	$ 615.0
Free Cash Flow Conversion									60.7%

Notes: Figures as of FY2022. [1] Includes $170.6 million of capital expenditures related to WWE's new headquarter facility for FY2022. Excluding this amount, Free Cash Flow was $296.3 million for FY2022.

UFC and WWE: Net Leverage

$ Millions I FYE Dec

	2022		
	UFC	WWE	Combined
Long-term debt	$ 2,736.3	$ 20.9	$ 2,757.2
Current portion	22.7	0.4	23.1
Total debt	$ 2,759.0	$ 21.3	$ 2,780.3
Unamortized discount	11.8	-	11.8
Unamortized issuance costs	22.4	-	22.4
Long-term - finance lease liabilities	-	364.9	364.9
Current - finance lease liabilities	-	11.7	11.7
Total principal	$ 2,793.2	$ 397.9	$ 3,191.1

	2022		
	UFC	WWE	Combined
Total principal	$ 2,793.2	$ 397.9	$ 3,191.1
Less: cash and cash equivalents	(180.6)	(220.2)	(400.8)
Less: short-term investments, net	-	(258.5)	(258.5)
Net Debt	$ 2,612.6	$(80.8)	$ 2,531.8
Adjusted EBITDA	$ 628.7	$ 384.6	$ 1,013.3
Net Leverage	4.2x	(0.2x)	2.5x

Endeavor: Adjusted EBITDA and Free Cash Flow

$ Millions

	Endeavor Years Ended December 31,		
	2019	2021	2022
Net (loss) income	$(530.7)	$ (467.5)	$ 321.7
Loss from discontinued operations, net of tax	5.0	—	—
Provision for (benefit from) income taxes	3.4	(22.3)	(648.5)
Interest expense, net	270.9	268.7	282.3
Depreciation and amortization	280.7	282.9	266.8
Equity-based compensation expense	101.2	532.5	210.2
Merger, acquisition and earn-out costs	49.9	60.9	68.7
Certain legal costs	29.7	5.5	16.0
Restructuring, severance and impairment	42.4	8.5	13.2
Fair value adjustment - Droga5	3.7	—	—
Fair value adjustment - equity investments	11.8	(21.6)	(12.0)
Equity method losses - Learfield IMG College and Endeavor Content	366.8	76.1	218.5
Gain on sale of the restricted Endeavor Content business	—	—	(463.6)
Tax receivable agreement liability adjustment	—	101.7	873.3
Other	98.7	54.9	16.9
Adjusted EBITDA	$ 733.5	$ 880.3	$ 1,163.5
Net (loss) income margin			6.1%
Adjusted EBITDA margin			22.1%
Net cash provided by operating activities		$ 333.6	$ 502.9
Less: Capital Expenditures		99.8	148.0
Free Cash Flow		$ 233.8	$ 355.0

Endeavor: Net Leverage

$ Millions

	ENDEAVOR		WWE	COMBINED
	As of December 31,		As of December 31,	As of December 31,
	2021	2022	2022	2022
Long-term debt	$ 5,631.7	$ 5,080.2	$ 20.9	$ 5,101.1
Current portion	82.0	88.3	0.4	88.7
Total debt	5,713.7	5,168.5	21.3	5,189.8
Unamortized discount	26.1	17.5	—	17.5
Unamortized issuance costs	46.0	33.1	—	33.1
Long-term - finance lease liabilities	—	—	364.9	364.9
Current - finance lease liabilities	—	—	11.7	11.7
Total principal	$ 5,785.8	$ 5,219.1	$ 397.9	$ 5,617.0
Total principal	$ 5,785.8	$ 5,219.1	$ 397.9	$ 5,617.0
Less: cash and cash equivalents	(1,561.0)	(767.8)	(220.2)	(988.0)
Less: short-term investments, net	—	—	(258.5)	(258.5)
Net debt	$ 4,224.8	$ 4,451.3	$ (80.8)	$ 4,370.5
Adjusted EBITDA	$ 880.3	$ 1,163.5	$ 384.6	$ 1,548.1
Net leverage	4.8x	3.8x	(0.2x)	2.8x

ENDEAVOR

UFC